Tax-Free Florida Fund
Tax-Free Florida Insured Fund
Tax-Free New York Fund


service and guidance

[GRAPHIC OMITTED: PHOTO OF TWO MEN AND A WOMAN IN DISCUSSION]


[GRAPHIC OMITTED: PHOTO OF A COMPUTER KEYBOARD]
[GRAPHIC OMITTED: PHOTO OF A MAN IN SUIT WITH ARMS CROSSED]

professional management


[GRAPHIC OMITTED: PHOTO OF GLASSES, KEYBOARD AND BALANCE SHEET]

goals


[GRAPHIC OMITTED: PHOTO OF MAN, WOMAN, CHILD LOOKING AT OCEAN ON BEACH]


1998
Annual
Report


[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]



A TRADITION OF SOUND INVESTING

commitment

A Commitment To Our Investors

[GRAPHICS OMITTED: PHOTO OF COMPUTER KEYBOARD AND A ILLUSTRATION OF A
LANDSCAPE]

Delaware Investments has a money management tradition that dates back to 1929. We have a long and distinguished history of helping individuals reach their financial goals through a full range of investment opportunities that include municipal bond mutual funds.

     Headquartered in Philadelphia with an international affiliate in London, the Delaware organization is one of the nation's leading municipal bond fund managers.

     Delaware Investments manages more than $40 billion in mutual fund assets and institutional advisory accounts. We offer a wide variety of tax-advantaged equity and fixed-income investments, retirement plan accounts, IRAs, investment accounts for variable annuities and closed-end funds.


Delaware's Tax-Advantaged Investment Lineup

[bullet] Tax-Efficient Equity Fund

[bullet] Municipal Bond Funds in 19 States

[bullet] Four National Tax-Exempt Bond Funds

[bullet] Tax-Free Money Fund

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Fund Objectives


Tax-Free Florida Fund

Tax-Free Florida Insured Fund

Tax-Free New York Fund


To seek as high a level of current income exempt from federal income tax and applicable state taxes as is consistent with preservation of capital.


Table of Contents

Letter to Shareholders            Page 1
Portfolio Managers' Review        Page 3
Tax-Free Florida Funds            Page 4
Tax-Free New York Fund            Page 5
Performance Summary               Page 7
Statement of Net Assets           Page 10
Financial Highlights              Page 19

tax-exempt income

September 15, 1998

Dear Shareholder

WE ARE PLEASED TO PRESENT THE ANNUAL report for Delaware Investments' Tax-Free Florida and New York municipal bond funds. During fiscal 1998, municipal bonds provided investors with attractive income, yields that nearly matched comparable taxable investments and high single-digit returns.

     An unprecedented number of new bond issues came to market during the second half of fiscal 1998. New York led the nation in volume while Florida was the 5th largest issuer. A majority of new issues were targeted for education, health care, and transportation projects.

     Ample supply allowed the Fund's portfolio managers to seek bonds with attractive yields, high total return potential and solid credit ratings. Increased supply also, however, temporarily stifled price gains, as the market struggled to absorb the inventory.

     Delaware Investments' two Florida funds performed well against their peers during fiscal 1998. Tax-Free Florida Fund ranked 1st out of 62 similar funds, while Tax-Free Florida Insured ranked 4th out of 15 Florida insured funds for the 12 months ended August 31, 1998.* Tax-Free Florida also outperformed its benchmark, the Lehman Brothers Municipal Bond Index, during the period.


TAX-FREE FLORIDA FUND RANKED 1ST OUT OF 65 SIMILAR FUNDS IN THE STATE, WHILE TAX-FREE FLORIDA INSURED RANKED 4TH OUT OF 15 FLORIDA INSURED FUNDS FOR THE 12 MONTHS ENDED AUGUST 31, 1998.*


ANNUAL TOTAL RETURN


                                    January 1, 1998     12 Months Ended
                                 to August 31, 1998     August 31, 1998

Tax-Free Florida Fund A Class            +5.44%              +10.31%
Lehman Brothers Municipal Bond Index     +4.54%               +8.65%
Lipper Florida Municipal Debt
  Fund Average (62 funds)                +4.17%               +8.28%
Tax-Free Florida Insured Fund A Class    +4.38%               +8.97%
Lehman Brothers Insured Municipal
  Bond Index                             +4.70%               +9.19%
Lipper Florida Insured Fund Average
  (15 funds)                             +4.24%               +8.60%
Tax-Free New York Fund A Class           +3.85%               +7.22%
Lehman Brothers Municipal Bond Index     +4.54%               +8.65%
Lipper New York Municipal Debt Fund
  Average (98 funds)                     +4.20%               +8.27%

All performance shown above is at net asset value and assumes reinvestment of distributions. For complete performance for all Classes, see pages 7 to 9. Each index shown above is unmanaged. Performance of other Fund classes for the periods shown was lower due to different charges and expenses. Past performance does not guarantee future results.

*Tax-Free Florida Fund Class A ranked 1st out of 62 funds and 3rd out of 46 funds, respectively, for the one-year and lifetime periods ended 8/31/98. Tax-Free Florida Insured Fund Class A ranked 4th out of 15 funds, 4th out of 5 funds, and 2nd out of 2 funds respectively, for the one-year, five-year and lifetime periods ended 8/31/98. Rankings are based on total return at net asset value. Expense limitations were in effect for the time periods shown. Rankings would have been lower without the limitations.


     An uncertain market for equities and continued economic turmoil in Asia and Russia have led to strong consumer demand for the safety of U.S. government debt. Demand for Treasury bonds soared during most of the fiscal year and resulted in near record-low yields.

     Falling Treasury bond yields have made municipal bonds an increasingly attractive fixed-income investment. As of August 31, 1998, municipal bond investors were able to earn more than 93.8% of the yield available in U.S. Treasuries, without increasing their taxable investment income.

     We believe the outlook for tax-exempt municipal bonds is promising. For the increasing numbers of investors seeking to diversify their portfolios with less volatile investments, municipals offer uncommon value.

     We changed the fiscal year for Tax-Free Florida Fund, Tax-Free Florida Insured Fund and Tax-Free New York Fund from December 31 to August 31 to match the fiscal year of Delaware Investments' other municipal bond funds. We believe this change may yield long-run operational efficiencies. From now on, you will receive your annual report by early November and your semi-annual report by early May.

     In the following pages, portfolio managers Patrick P. Coyne and Mitchell L. Conery provide a review of Tax-Free Florida and New York Funds, and offer an outlook for the coming year.

     We encourage you to meet with your financial adviser to discuss the performance of your Fund and review your portfolio's asset mix. Thank you for your confidence in Delaware Investments.

Sincerely,

/S/Wayne A. Stork

WAYNE A. STORK
Chairman

/S/Jeffrey J. Nick

JEFFREY J. NICK
President and Chief Executive Officer


[GRAPHIC OMITTED: WORM CHART MUNICIPAL BONDS OFFER GOOD VALUE COMPARED TO TREASURIES]

MUNICIPAL BONDS OFFER GOOD VALUE COMPARED TO TREASURIES

MARCH 1989 TO AUGUST 1998

Municipal Bond Yields/Treasury Bond Yields

Mar.'89                    83.09%
June '89                   85.26%
Sep. '89                   87.41%
Dec. '89                   85.93%
Mar.'90                    82.96%
June '90                   84.54%
Sep. '90                   81.03%
Dec. '90                   85.00%
Mar.'91                    84.27%
June '91                   82.72%
Sep 30, 91                 84.55%
Dec 31, 91                 86.56%
Mar.'92                    82.91%
Jun 30, 92                 80.41%
Sep 30, 92                 84.02%
Dec 31, 92                 82.52%
Mar.'93                    83.79%
Jun 30, 93                 81.69%
Sep 30, 93                 86.31%
Dec 31, 93                 82.04%
Mar.'94                    86.76%
Jun 30, 94                 82.76%
Sep 30, 94                 81.30%
Dec 31, 94                 83.80%
Mar.'95                    80.05%
Jun 30, 95                 89.13%
Sep 30, 95                 89.51%
Dec 31, 95                 87.50%
Mar.'96                    85.57%
Jun 30, 96                 83.43%
Sep 30, 96                 80.13%
Dec 31, 96                 82.15%
Mar.'97                    81.04%
Jun 30, 97                 80.36%
Sep 30, 97                 81.97%
Dec 31, 97                 84.84%
Mar.'98                    86.50%
Jun 30, 98                 89.73%
Aug. '98                   93.80%


High quality municipal bonds offered the highest income potential relative to Treasuries in more than nine years at the end of fiscal 1998.

The above chart represents the percentage of income that the average 30-year AAA-rated general obligation municipal bond provided compared to a 30-year U.S. Treasury bond. Unlike Treasuries, the U.S. government does not guarantee principal and interest of municipal bonds. Source:
Bloomberg Business News.


Portfolio Managers' Review

BY PATRICK P. COYNE AND MITCHELL L. CONERY
Vice Presidents/Senior Portfolio Managers
September 15, 1998

The appeal of safety fueled strong investor interest in U.S. Treasury bonds during the second half of fiscal 1998. Prices on 30-year
Treasuries rose sharply and sent yields tumbling to historic lows. During the 12 months ended August 31, 1998, yields on the long bond fell from 6.61% down to just 5.24%.

     Strength in the Treasury market was driven by increased foreign and domestic demand for safe fixed-income investments. During 1998, investors took note of changing economic conditions and began to favor the security of U.S. government debt. These conditions included:

[bullet] Slowing U.S. economic growth especially during the second quarter of 1998;

[bullet]  Increasing volatility in global equity markets; and,

[bullet] Economic decline and currency devaluations in Asia, Russia and other emerging markets.

market overview

     The recession in Asia during the past year spread to other emerging nations. Foreign investors seeking a higher quality alternative to volatile Pacific Rim investments turned to U.S. Treasuries and sent prices soaring. Nearly a third of all outstanding federal debt is now owned by foreign investors and governments, compared to 20% in 1994. Municipal bond prices rose, but did not keep pace with Treasuries.

     Returns in the tax-exempt bond market were temporarily reduced by a short-term oversupply of new bonds. Between January and August of 1998, the municipal bond market was asked to absorb exceptionally large bond issues, exceeding $1 billion in some areas. Overall bond sales by state and local governments during the first eight months of 1998 increased more than 43% compared to the same period in 1997, according to The Bond Buyer, a trade publication.

     New York led the nation in bond sales with an increase of nearly 65% over the first eight months of 1998. Many of these bonds were issued by state agencies such as the New York Power Authority who took advantage of lower interest rates and refunded older debt. Florida also issued new bonds at a brisk pace during the period, ranking fourth in volume nationally. New bonds were issued in Florida to finance transportation and education projects.

     For investors seeking reduced volatility and tax-exempt income, municipal bonds were a sound investment during fiscal 1998, providing returns that outperformed the Standard & Poor's 500 Index, a measure of large company stocks. For the 12 months ended August 31, 1998, municipal bonds, as measured by the unmanaged Lehman Brothers Municipal Bond Index, returned +8.65%, compared to a +8.10% total return for the S&P 500 Index.

MUNICIPAL BONDS WERE A SOUND INVESTMENT IN FISCAL 1998, PROVIDING
RETURNS THAT OUTPERFORMED THE STANDARD & POOR'S 500 INDEX, A MEASURE OF LARGE COMPANY STOCKS.


STRATEGIC POSITIONING

TAX-FREE FLORIDA FUNDS
Demand for insured municipal bonds, which guarantee the payment of principal and interest, remained strong in Florida over the past 12 months. Some 70% of all new bond issues in Florida were insured bonds, a substantially higher percentage than most states. Tax-Free Florida Insured Fund performed well during fiscal 1998, exceeding the average returns of other Florida insured funds. The Fund modestly underperformed its benchmark, the unmanaged Lehman Brothers Insured Municipal Bond Index.

strategic positioning

     A bond market rally throughout fiscal 1998 led to higher prices for insured municipal bonds in Florida. At the start of fiscal 1998, Tax-Free Florida Insured Fund owned inverse floaters, securities whose income potential increases when interest rates decline, to help increase the Fund's income potential. As interest rates fell to historic lows during this past summer, the benefits of owning these securities grew more limited and we reduced the Fund's position.

     Historically, investments made over a longer period of time have provided higher yields. During the past 12 months, however, the spread between interest rates for short- and long-term investments narrowed substantially. With interest rates at record lows, we modestly extended the average effective duration of Tax-Free Florida Fund to increase the Fund's income potential. We believe that the economic conditions overseas should dampen U.S. economic growth sufficiently to keep inflation in check and eliminate any need to raise interest rates in fiscal 1999.

     Bonds issued to finance state and local residential housing projects suffered from increased mortgage prepayments during the year. Falling interest rates offered homeowners an opportunity to reduce their monthly mortgage payments by refinancing their existing loans at a reduced rate. When loans are prepaid, a mutual fund must reinvest the money, often at a lower interest rate. To minimize exposure to prepayment activity, we have reduced each Florida Fund's position in housing bonds.


CREDIT QUALITY
August 31, 1998

                 Tax-Free          Tax-Free Florida         Tax-Free
               Florida Fund          Insured Fund        New York Fund

AAA              53.78%                 100%                 34.5%
AA               14.89%                   0                  10.9%
A                 7.92%                   0                  28.9%
BBB              10.35%                   0                  21.2%
BB                   0                    0                   4.5%
Unrated          13.06%                   0                     0


The additional income potential available from investments in lower-quality bonds declined during the past 12 months. For this reason, more than 68% of the bonds in our Tax-Free Florida Fund were invested in securities rated AA or better by Standard and Poor's. Tax-Free Florida Insured Fund was invested exclusively in top-rated AAA securities. Positive economic conditions in the state resulted in steady or improved credit quality for all of our Florida municipal bond holdings.


MORE THAN 68% OF THE BONDS IN TAX-FREE FLORIDA FUND WERE INVESTED IN SECURITIES RATED AA OR BETTER BY STANDARD AND POOR'S AS OF AUGUST 31, 1998.


TAX-FREE NEW YORK FUND

Economic conditions in New York State improved throughout fiscal 1998. New Yorkers benefited from rising incomes and moderating levels of personal debt. Increased consumer spending power helped businesses post higher earnings, and create new jobs.

     The performance of New York State's municipal bond market, however, did not keep pace with the state's economic growth. One setback for municipal bonds in New York was an overwhelming supply of new bond issues. New York led the nation in volume of new municipal bond issues during the first eight months of 1998, with an increase of nearly 65% over the same period in 1997.

     Because Tax-Free New York's investment objective calls for the Fund to focus on income, total return was limited. During fiscal 1998, the Fund's portfolio was dominated by older bonds, which performed well for investors seeking relatively high levels of tax-exempt income. However, the income-focus of these bonds prevented the Fund from benefiting from price gains in the market. Consequently, the Fund's total returns fell short of the Lehman Brothers Municipal Bond Index, the Fund's unmanaged benchmark as well as the average of the Fund's peers.


PORTFOLIO HIGHLIGHTS
August 31, 1998

                          Tax-Free    Tax-Free Florida      Tax-Free
                        Florida Fund    Insured Fund     New York Fund

Average Maturity         13.6 years      8.2 years         10.4 years
Average Duration          7.7 years      6.2 years          6.9 years
AMT Income*               4.60%         21.69%              8.54%
Current 30-Day SEC Yield**
(A Class)                 4.46%          3.82%              3.76%
(B Class)                 3.89%          3.22%              3.17%
(C Class)                 3.88%           N/A               3.17%

* Amount of income subject to the federal alternative minimum tax for the eight months ended August 31, 1998.

** Calculated according to Securities and Exchange Commission guidelines.


For most of the year, pre-refunded bonds represented the largest slice of Tax-Free New York Fund's asset mix. Municipalities pre-refund bonds to raise capital that is used to pay off older bonds issued when interest rates were higher. In New York, many municipalities jumped at the opportunity to lock in record-low interest rates and reduce debt payments. Brisk refinancing activity slowed toward the end of the fiscal year as municipalities found fewer opportunities to reduce their long-term obligations.

     As some of the older bonds in Tax-Free New York Fund mature, we will attempt to improve our results by extending the average duration. In the current environment of slowing U.S. economic growth and benign inflation, we believe the potential for higher interest rates in the near future is minimal. In our view, a somewhat longer duration may allow the Fund to benefit from higher bond prices in the future without adding significantly to risk.

AS SOME OF THE OLDER BONDS IN TAX-FREE NEW YORK FUND MATURE, WE WILL ATTEMPT TO IMPROVE OUR RESULTS BY EXTENDING THE AVERAGE DURATION.


SUMMARY OUTLOOK

Positive economic conditions in Florida and New York point to a strong municipal bond market for both states during the coming year. For individuals, low unemployment, income, and tame inflation have led to rising confidence in the economy and strong consumer spending.

outlook

     At the state and local level, governments are benefiting from rising tax revenues, expense reduction policies and lower interest payments resulting from bond pre-refunding. The result has been budget surpluses that could lead to future state tax cuts. Since many municipalities have already taken advantage of the opportunity to refinance their debt, and because the IRS limits how frequently municipalities can issue pre-refunded bonds, we expect the supply of new municipal bonds to decrease in the coming year.

     Since municipal bonds offer the added advantage of tax-exempt income, yields on state and local bond issues are generally lower than those provided by U.S. Treasuries. Average yield for municipal bonds is considered to be at an attractive level, relative to Treasuries, when it exceeds 85%. With yields averaging 93.8% of Treasuries, municipal bonds currently offer investors compelling value.

     In our view, ongoing economic turmoil in Asia, Russia and other emerging markets could have a positive impact on the municipal bond market in the coming year. Investors seeking to diversify their portfolio with less volatile investments are likely to find attractive opportunities in municipal bonds, in our opinion. We also expect volatility in equity markets, both in the U.S. and overseas, to prompt more investors to consider the moderate risk and tax-exempt income potential of municipal bonds.

WITH YIELDS AVERAGING 93.8% OF TREASURIES, WE BELIEVE MUNICIPAL BONDS CURRENTLY OFFER INVESTORS COMPELLING VALUE.


PERFORMANCE SUMMARY

[GRAPHIC OMITTED: WORM CHART TAX-FREE FLORIDA FUND'S PERFORMANCE]

TAX-FREE FLORIDA FUND'S PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
MARCH 2, 1995 TO AUGUST 31, 1998

                  Tax-Free Florida       Lehman Brothers
Date                Fund A Class      Municipal Bond Index

Mar.'95                9,625                10,000
Aug.'95               10,088                10,469
Feb.'96               10,806                10,978
Aug.'96               10,795                11,017
Feb.'97               11,347                11,584
Aug.'97               11,895                12,036
Feb.'98               12,611                12,642
Aug.'98              $13,122               $13,077

Chart assumes $10,000 invested March 2, 1995, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.



TAX-FREE FLORIDA FUND
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                               Lifetime    One Year
Class A (Est. 3/2/95)
     Excluding Sales Charge     +9.29%     +10.31%
     Including Sales Charge     +8.10%      +6.15%

Class B (Est. 9/15/95)
     Excluding Sales Charge     +8.10%      +9.48%
     Including Sales Charge     +7.22%      +5.48%

Class C (Est. 4/22/95)
     Excluding Sales Charge     +8.02%      +9.58%
     Including Sales Charge     +8.02%      +8.58%


Performance for all Funds includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for B Class and C Class shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

A Class shares of Tax-Free Florida, Tax-Free Florida Insured and Tax-Free New York Fund have a 3.75% maximum front-end sales charge and a 12b-1 fee.
B Class shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
C Class shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.


[GRAPHIC OMITTED: WORM CHART TAX-FREE FLORIDA INSURED FUND'S
PERFORMANCE]

TAX-FREE FLORIDA INSURED FUND'S PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
JANUARY 1, 1992 TO AUGUST 31, 1998

              Tax-Free Florida Insured     Lehman Brothers Insured
Date               Fund A Class              Municipal Bond Index

Jan.'92              9,625                         10,000
Aug.'92             10,284                         10,645
Aug.'93             11,882                         12,045
Aug.'94             11,558                         11,986
Aug.'95             12,500                         13,078
Aug.'96             13,238                         13,788
Aug.'97             14,528                         15,085
Aug.'98            $15,833                        $16,473


Chart assumes $10,000 invested January 1, 1992, and includes the effect of a 3.75% sales charge and the reinvestment of distributions.
Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.



TAX-FREE FLORIDA INSURED FUND
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                                    Lifetime  Five Years  One Year

Class A (Est. 1/1/92)
     Excluding Sales Charge          +7.77%     +5.92%     +8.97%
     Including Sales Charge          +7.16%     +5.12%     +4.85%

Class B (Est. 3/11/94)
     Excluding Sales Charge          +6.28%                +8.17%
     Including Sales Charge          +5.91%                +4.17%

See page 7 for important performance information regarding all share classes and expenses. Return and share value for each Fund fluctuates so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. For the period September 29, 1997 through December 18, 1997 Florida Insured Fund C Class sold shares which were subsequently repurchased. At August 31, 1998, there were no shares outstanding. This shareholder activity is not being disclosed in the Financial Highlights due to its immateriality.

[GRAPHIC OMITTED: WORM CHART TAX-FREE NEW YORK FUND'S PERFORMANCE]

TAX-FREE NEW YORK FUND'S PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
TOTAL RETURN SEPTEMBER 1, 1988 TO AUGUST 31, 1998

              Tax-Free New York            Lehman Brothers
Date            Fund A Class             Municipal Bond Index

Nov-87             9,625                       10,000
Aug-88            10,360                       10,776
Aug-89            11,589                       11,959
Aug-90            12,049                       12,728
Aug-91            13,308                       14,229
Aug-92            14,932                       15,817
Aug-93            16,637                       17,747
Aug-94            16,758                       17,772
Aug-95            17,737                       19,348
Aug-96            18,359                       20,361
Aug-97            19,438                       22,243
Aug-98           $19,360                      $22,428

Chart assumes $10,000 invested September 1, 1988, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.



TAX-FREE NEW YORK FUND
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                              Lifetime   Ten Years  Five Years  One Year

Class A (Est. 11/6/87)
     Excluding Sales Charge     +7.41%     +7.25%     +4.64%     +7.22%
     Including Sales Charge     +7.03%     +6.84%     +3.85%     +3.16%

Class B (Est. 11/14/94)
     Excluding Sales Charge     +6.14%                           +6.45%
     Including Sales Charge     +5.46%                           +2.45%

Class C (Est. 4/26/95)
     Excluding Sales Charge     +4.88%                           +6.35%
     Including Sales Charge     +4.88%                           +5.35%

See page 7 for important performance information regarding all share classes and expenses. Return and share value for each Fund fluctuates so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results.





FINANCIAL STATEMENTS
VOYAGEUR INVESTMENT TRUST
DELAWARE - VOYAGEUR TAX-FREE FLORIDA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998

                                                            PRINCIPAL       MARKET
                                                             AMOUNT         VALUE
-----------------------------------------------------------------------------------

  MUNICIPAL BONDS - 95.93%
  CONTINUING CARE/RETIREMENT REVENUE BONDS - 7.96%
  Jacksonville Health Facilities Authority - Cypress
       Village Project National Benevolent Association
       Series A 6.125% 12/1/16                             $200,000    $    216,182
  Palm Beach Health Facilities Authority - Adult
       Community Services  5.625% 11/15/20                  250,000         261,735
  Volusia County Health Facilities Authority, John
       Knox Village Series A   6.00% 6/1/17                 250,000         274,363
  Volusia Industrial Development Authority -
       Bishops Glen Project Retirement Health Facilities
       7.50% 11/1/16                                        330,000         354,476
                                                                       ------------
                                                                          1,106,756
                                                                       ------------
  HIGHER EDUCATION REVENUE BONDS - 3.14%
  Pinellas County Educational Facilities Authority -
       Clearwater Christian College Private Placement
       8.00% 2/1/11                                         400,000         436,332
                                                                       ------------
                                                                            436,332
                                                                       ------------
  HIGHWAY REVENUE BONDS - 3.18%
  Dunes Community Development District - Intracoastal
       Waterway Bridge (Guarantor: ITT Industries
       Corporation) 5.50% 10/1/07                           175,000         183,878
  Orlando & Orange County Expressway Authority
       Refunding, Junior Lien  5.95% 7/1/23                 250,000         258,000
                                                                       ------------
                                                                            441,878
                                                                       ------------
  HOSPITAL REVENUE BONDS - 10.34%
  Hillsborough County-Tampa General Hospital (FSA)
       6.375% 10/1/13                                       100,000         110,672
  Lee County Hospital Board - Lee Memorial Hospital
       (MBIA) 6.35% 3/26/20                                 500,000         545,230
  Leesburg Regional Medical Center Project Series A
       6.125% 7/1/12                                        100,000         107,232
  North Miami Health Facilities Authority - Catholic
       Health Services LOC Suntrust Bank - Miami
       6.00% 8/15/16                                        500,000         537,180
  Puerto Rico Industrial Tourist Educational
       Medical & Environmental Control Facilities -
       Mennonite General Hospital Series A
       5.625% 7/1/27                                        135,000         138,688
                                                                       ------------
                                                                          1,439,002
                                                                       ------------
  HOUSING REVENUE BONDS - 13.21%
  Blackwater Housing Corporation Series A
       6.50% 6/1/25                                         250,000         261,608
  Dade County Housing Finance Authority Lincoln
       Fields Apartments Section 8 - (FHA/MBIA)
       6.25% 7/1/24                                         500,000         525,550
  Duval Housing Finance Authority St. Augustine
       Apartments 6.00% 3/1/21                              300,000         315,966
  Florida Housing Finance Agency - Homeowner Mortgage
       Series 1B (FHA/VA) 6.00% 7/1/17                      190,000         202,842
  Florida Housing Finance Agency - The Vineyards
       Project Series H  6.40% 11/1/15                      500,000         531,410
                                                                       ------------
                                                                          1,837,376
                                                                       ------------
  OTHER REVENUE BONDS - 9.37%
  Dade County Special Obligation Series B (AMBAC)
       5.00% 10/1/35                                        200,000         197,662
  Lake Bernadette Community Development District
       Special Assessment Series A 8.00% 5/1/17             250,000         264,595
  Miami-Dade County Special Obligation Sub-Series B
       (MBIA) 5.00% 10/1/37                                 250,000         246,608
  Northern Palm Beach County Improvement District
       Special Assessment - Abacoa Water Control (FGIC)
       7.20% 8/1/16                                         300,000         329,139
  Tampa Palms Community Development District
       Richmond Place Project 7.50% 5/1/18                  250,000         264,938
                                                                       ------------
                                                                          1,302,942
                                                                       ------------
  PRE-REFUNDED/ESCROWED TO MATURITY - 2.28%
  Palm Beach County Health Facilities Authority - Good
       Samaritan Health System 6.30% 10/1/22 - 05           130,000         147,411
  St. Lucie County Special Assessment South
       Hutchinson Island (AG) 6.10% 11/1/20 - 05            150,000         170,186
                                                                       ------------
                                                                            317,597
                                                                       ------------
  RECREATIONAL FACILITY REVENUE BONDS - 20.64%
  Saint Johns County Industrial Development
       Authority Professional Golf Hall of Fame Series A
       (MBIA) 5.50% 3/1/17                                  750,000         790,358
  Tampa Sports Authority Revenue - County Interlocal
       Payments Ice Palace Project (AMBAC)
       5.00% 10/1/28                                        500,000         497,661
  Village Center Community Development District
       Florida Recreational Revenue Series A (MBIA)
       5.50% 11/1/10                                        750,000         832,238
  Village Center Community Development District
       Florida Recreational Revenue Series A (MBIA)
       5.00% 11/1/21                                        750,000         750,585
                                                                       ------------
                                                                          2,870,842
                                                                       ------------
  SCHOOL DISTRICT REVENUE BONDS - 5.70%
  Hillsborough County School Board
       Certificates of Participation Master Lease Program
       Series A (MBIA) 5.00% 7/1/23                         800,000         793,200
                                                                       ------------
                                                                            793,200
                                                                       ------------
  TRANSPORTATION REVENUE BONDS - 5.13%
  Florida State Mid-Bay Bridge Authority Series D
       6.125% 10/1/22                                       160,000         166,549
  Greater Orlando Aviation Authority Orlando Airport
       Facility (FGIC) (AMT) 5.50% 10/1/17                  500,000         547,350
                                                                       ------------
                                                                            713,899
                                                                       ------------
  UTILITY REVENUE BONDS - 0.77%
  Puerto Rico Electric Power Authority Series X
       5.50% 7/1/25                                         105,000         107,631
                                                                       ------------
                                                                            107,631
                                                                       ------------
  WASTE DISPOSAL REVENUE BONDS - 5.32%
  Dade County Solid Waste Special Obligation (AMBAC)
       5.125% 10/1/10                                       200,000         210,624
  Jacksonville Sewer & Solid Waste Disposal
       Facilities Authority - Anheuser Busch Project (AMT)
       5.875% 2/1/36                                        150,000         158,711
  Polk County Industrial Development Authority Solid
       Waste Disposal - Tampa Electric Company Project
       (AMT) 5.85% 12/1/30                                  350,000         371,000
                                                                       ------------
                                                                            740,335
                                                                       ------------
  WATER & SEWER REVENUE BONDS - 8.89%
  Jacksonville Electric Authority Revenue Water &
       Sewer Systems Series A 5.625% 10/1/37                500,000         516,325
  Key West Sewer (FGIC)  5.70% 10/1/26                      100,000         105,896
  Miramar Wastewater Improvement (FGIC) 6.75%
       10/1/25                                              100,000         114,095
  Peace River/Manasota Regional Water Supply
       Authority Series A (MBIA)  5.00% 10/1/28             500,000         500,400
                                                                       ------------
                                                                          1,236,716
                                                                       ------------
  Total Municipal Bonds (cost $12,603,926)                               13,344,506
                                                                       ------------


                                                           NUMBER OF
                                                            SHARES
                                                         ------------
  SHORT-TERM INVESTMENTS - 5.00%
  Norwest Advantage Municipal Money Market Fund             695,092         695,092
                                                                       ------------
  Total Short-Term Investments (cost $695,092)                              695,092
                                                                       ------------
-------------------
Summary of Abbreviations:
AG - Asset Guaranty
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

  TOTAL MARKET VALUE OF SECURITIES OWNED - 100.93%
       (COST $13,299,018)                                               $14,039,598
  LIABILITIES NET OF RECEIVABLES
       AND OTHER ASSETS - (0.93%)                                          (129,173)
                                                                       ------------
  NET ASSETS APPLICABLE TO 1,238,151 SHARES
       ($.01 PAR VALUE) OUTSTANDING - 100.00%                           $13,910,425
                                                                       ============

  NET ASSET VALUE - TAX-FREE FLORIDA FUND A CLASS
       ($9,988,281 / 889,238 SHARES)                                         $11.23
                                                                             ======

  NET ASSET VALUE - TAX-FREE FLORIDA FUND B CLASS
       ($3,368,589 / 299,652 SHARES)                                         $11.24
                                                                             ======

  NET ASSET VALUE - TAX-FREE FLORIDA FUND C CLASS
       ($553,555 / 49,261 Shares)                                            $11.24
                                                                             ======

  COMPONENTS OF NET ASSETS AT  AUGUST 31, 1998:
  Common stock, $.01 par value, 10,000,000,000 shares
       authorized to the Fund with 1,000,000,000
       shares allocated to Tax-Free Florida Fund A Class,
       1,000,000,000 shares allocated to Tax-Free
       Florida Fund B Class, and 1,000,000,000 shares
       allocated to Tax-Free Florida Fund C Class                       $13,155,392
  Accumulated net realized gain on investments                               14,453
  Net unrealized appreciation of investments                                740,580
                                                                       ------------
  Total Net Assets                                                      $13,910,425
                                                                       ============
-------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

  NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE
       FLORIDA FUND A CLASS
  Net asset value per share (A)                                              $11.23
  Sales charge (3.75% of offering price or 3.92%
       of amount invested per share) (B)                                       0.44
                                                                             ------
  Offering Price                                                             $11.67
                                                                             ======
-------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free Florida Fund A Class.

See accompanying notes






VOYAGEUR INVESTMENT TRUST
DELAWARE - VOYAGEUR TAX-FREE FLORIDA INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998


                                                          PRINCIPAL       MARKET
                                                           AMOUNT         VALUE
-----------------------------------------------------------------------------------

  MUNICIPAL BONDS - 99.18%
  GENERAL OBLIGATION BONDS - 4.01%
  Florida Board of Education (FSA) 6.10% 6/1/24          $5,500,000    $  6,050,660
                                                                       ------------
                                                                          6,050,660
                                                                       ------------
  HOSPITAL REVENUE BONDS - 17.44%
  Alachua County Health Facilities Shands Teaching
       Hospital Series A (MBIA) 5.80% 12/1/26             5,000,000       5,383,700
  Hillsborough County - Tampa General Hospital
       (FSA) 6.375% 10/1/13                               3,600,000       3,984,192
  Indian River County Hospital District
       (FSA) 6.10% 10/1/18                                3,000,000       3,322,830
  Lee County Hospital Board - Lee Memorial Hospital
       (MBIA) 6.35% 3/26/20                              10,000,000      10,904,600
  Tallahassee Health Facilities - Tallahassee
       Memorial Regional Medical Center Series B (MBIA)
       6.00% 12/1/15                                      2,500,000       2,713,975
                                                                       ------------
                                                                         26,309,297
                                                                       ------------
  HOUSING REVENUE BONDS - 21.10%
  Florida State Housing Finance Agency Crossings
       Indian Run Apartments HUD Series V (AMT) LOC
       First National Bank of North Carolina (AMBAC)
       6.10% 12/1/26                                        750,000         797,498
  Florida State Housing Finance Agency Crossings
       Indian Run Apartments HUD Series V (AMT) LOC
       First Union National Bank of North Carolina
       (AMBAC) 6.20% 12/1/36                              1,790,000       1,910,073
  Florida State Housing Finance Agency Landings at
       Sea Forest Apartments FHA Series T (AMT) LOC
       First National Bank of North Carolina (AMBAC)
       5.85% 12/1/18                                        500,000         528,365
  Florida State Housing Finance Agency Landings At
       Sea Forest Apartments FHA Series T (AMT) LOC
       First Union National Bank of North Carolina
       6.05% 12/1/36                                        700,000         747,299
  Florida State Housing Finance Agency Leigh Meadows
       Apartments Section 8 Series N (AMT) LOC
       First Union National Bank of North Carolina
       (AMBAC) 6.20% 9/1/26                               2,765,000       2,958,356
  Florida State Housing Finance Agency Leigh Meadows
       Apartments Section 8 Series N (AMT) LOC
       First Union National Bank of North Carolina
       (AMBAC) 6.30% 9/1/36                               2,000,000       2,147,200
  Florida State Housing Finance Agency Mariner Club
       Apartments Series K-1 (AMT) (AMBAC) 6.25%
       9/1/26                                             2,000,000       2,170,700
  Florida State Housing Finance Agency Mariner Club
       Apartments Series K-1 (AMT) (AMBAC) 6.375%
       9/1/36                                             3,500,000       3,805,445
  Florida State Housing Finance Agency Riverfront
       Apartments Section 8 Series A (AMT) (AMBAC)
       6.25% 4/1/37                                       1,000,000       1,072,770
  Florida State Housing Finance Agency Spinnaker
       Cove Apartments Series G (AMT) LOC
       First Union National Bank of North Carolina
       (AMBAC) 6.50% 7/1/36                                 500,000         543,285
  Florida State Housing Finance Agency Sterling
       Palms Apartments Series D-1 (AMT) LOC
       First Union National Bank of North Carolina
       (AMBAC) 6.30% 12/1/16                              1,000,000       1,087,420
  Florida State Housing Finance Agency Sterling
       Palms Apartments Series D-1 (AMT) LOC
       First Union National Bank of North Carolina
       (AMBAC) 6.40% 12/1/26                              1,500,000       1,624,545
  Florida State Housing Finance Agency Sterling
       Palms Apartments Series D-1 (AMT) LOC
       First Union National Bank of North Carolina
       (AMBAC) 6.50% 6/1/36                               6,540,000       7,102,375
  Florida State Housing Finance Agency Woodbridge
       Apartments Series L (AMT) LOC First
       Union National Bank of North Carolina (AMBAC)
       6.15% 12/1/26                                      1,750,000       1,867,687
  Florida State Housing Finance Agency Woodbridge
       Apartments Series L (AMT) LOC First
       Union National Bank of North Carolina (AMBAC)
       6.25% 6/1/36                                       2,000,000       2,141,980
  Pembroke Pines Capital Improvement (AMBAC) 5.95%
       10/1/20                                            1,225,000       1,336,500
                                                                       ------------
                                                                         31,841,498
                                                                       ------------
  INDUSTRIAL DEVELOPMENT REVENUE BONDS - 3.61%
  Canaveral Port Authority (FGIC) 6.00% 6/1/12            1,000,000       1,075,200
  Collier County Capital Improvement Sales Tax
       (FGIC) 5.75% 10/1/13                               1,000,000       1,075,550
  Palm Beach Solid Waste Authority (MBIA) 6.00%
       12/1/07                                            1,000,000       1,095,430
  Palm Beach Solid Waste Authority (MBIA) 6.25%
       12/1/08                                            2,000,000       2,206,080
                                                                       ------------
                                                                          5,452,260
                                                                       ------------
  LEASE/CERTIFICATES OF PARTICIPATION - 8.52%
  Brevard County School Board (AMBAC) 5.50%
       7/1/21                                             4,000,000       4,166,120
  Manatee County School Board (MBIA) 6.125%
       7/1/16                                             2,000,000       2,283,340
  Palm Beach County School Board, Inverse Floating
       Certificate (AMBAC) 6.92% 8/1/15                   5,875,000       6,403,104
                                                                       ------------
                                                                         12,852,564
                                                                       ------------
  POWER AUTHORITY REVENUE BONDS - 3.66%
  Port St Lucie Utility System (FGIC) 6.00% 9/1/24        5,000,000       5,514,300
                                                                       ------------
                                                                          5,514,300
                                                                       ------------
  SPECIAL UTILITY REVENUE BONDS - 4.40%
  New Smyrna Beach Utilities Commission (FGIC)
       6.00% 10/1/13                                      1,000,000       1,086,800
  Sunrise Utility System Series A (AMBAC) 5.75%
       10/1/26                                            5,000,000       5,543,650
                                                                       ------------
                                                                          6,630,450
                                                                       ------------
  TRANSPORTATION REVENUE BONDS - 10.40%
  Florida State Turnpike Authority (FGIC) 6.30%
       7/1/12                                             2,000,000       2,188,500
  Florida State Turnpike Authority Turnpike Revenue
       Municipal Securities Trust (FGIC) 5.23% 7/1/12    10,000,000      10,386,500
  Orlando & Orange County Expressway Authority
       Florida Expressway Revenue Municipal Securities
       Trust (AMBAC) 5.23% 7/1/12                         3,000,000       3,117,120
                                                                       ------------
                                                                         15,692,120
                                                                       ------------
  WATER & SEWER & REVENUE BONDS - 9.84%
  Coral Springs Water & Sewer Series A (FGIC)
       6.00% 9/1/10                                       1,000,000       1,077,510
  Jupiter Water Series A (AMBAC) 6.25% 10/1/12            2,000,000       2,155,360
  Miramar Wastewater Improvement (FGIC) 6.75%
       10/1/25                                            2,425,000       2,766,804
  North Port Utilities System (FGIC) 6.15% 10/1/09        1,500,000       1,653,480
  North Port Utilities System (FGIC) 6.25% 10/1/22        5,000,000       5,530,250
  Titusville Water & Sewer (MBIA) 6.20% 10/01/14          1,500,000       1,668,990
                                                                       ------------
                                                                         14,852,394
                                                                       ------------
  OTHER REVENUE BONDS - 16.20%
  Coral Springs Franchise (AMBAC) 6.10% 9/1/13            1,340,000       1,480,445
  Dade County Special Obligation Series B (AMBAC)
       5.00% 10/1/35                                      4,000,000       3,953,240
  Florida State Division Board of Finance Department
       of General Services Department of Environmental
       Resources Preservation 2000 Series A (AMBAC)
       5.75% 7/1/13                                      10,000,000      10,874,700
  Jupiter Sales Tax (AMBAC) 6.375% 9/1/20                 2,500,000       2,701,550
  Marion County Public Improvement Sales Tax (MBIA)
       6.125% 12/1/08                                     1,000,000       1,081,570
  Nassau County Optional Gas Tax-Fuel Sales Tax
       (FGIC) 6.00% 3/1/09                                1,000,000       1,073,880
-------------------
Summary of Abbreviations:
AMBAC - Insured by the Ambac Indemnity Corporation
AMT - Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association


  Ocala Optional Gas Tax - Fuel Sales Tax (AMBAC)
       6.00% 12/1/09                                      1,000,000       1,080,310
  Osceola County Celebration Community Development
       District Assessment (MBIA) 6.10% 5/1/16            1,000,000       1,094,220
  Osceola County Enterprise Community Development
       District - Special Assessment (MBIA) 6.10%
       5/1/16                                             1,000,000       1,094,220
                                                                       ------------
                                                                         24,434,135
                                                                       ------------
  Total Municipal Bonds (cost $136,022,408)                             149,629,678
                                                                       ------------

  TOTAL MARKET VALUE OF SECURITIES OWNED - 99.18%
       (COST $136,022,408)                                             $149,629,678
  RECEIVABLES AND OTHER ASSETS
       NET OF LIABILITIES - 0.82%                                         1,231,946
                                                                       ------------
  NET ASSETS APPLICABLE TO 13,265,951 SHARES
       ($.01 PAR VALUE) OUTSTANDING - 100.00%                          $150,861,624
                                                                       ============

  NET ASSET VALUE - TAX-FREE FLORIDA INSURED FUND A CLASS
       ($146,659,488 / 12,896,362 SHARES)                                    $11.37
                                                                             ======

  NET ASSET VALUE - TAX-FREE FLORIDA INSURED FUND B CLASS
       ($4,202,136 / 369,589 SHARES)                                         $11.37
                                                                             ======

  COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
  Common stock, $.01 par value, unlimited shares authorized
       to the Tax-Free Florida Insured Fund                            $147,108,132
  Accumulated net realized loss on investments                           (9,853,778)
  Net unrealized appreciation of investments                             13,607,270
                                                                       ------------
  Total net assets                                                     $150,861,624
                                                                       ============

  NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE FLORIDA
       INSURED FUND A CLASS
  Net asset value per share (A)                                              $11.37
  Sales charge (3.75% of offering price or 3.87% of
       amount invested per share) (B)                                          0.44
                                                                              -----
  Offering price                                                             $11.81
                                                                             ======
-------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free Florida Insured Fund A Class.

See accompanying notes






VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE NEW YORK FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998


                                                          PRINCIPAL       MARKET
                                                           AMOUNT         VALUE
-----------------------------------------------------------------------------------

  MUNICIPAL BONDS - 99.98%
  GENERAL OBLIGATION BONDS - 4.34%
  New York Series C 5.375% 11/15/27                        $450,000    $    456,584
                                                                       ------------
                                                                            456,584
                                                                       ------------
  HIGHER EDUCATION REVENUE BONDS - 9.18%
  New York State Dorm Authority Revenue State
       University Educational Facilities - Series B
       7.50% 5/15/11                                        400,000         492,284
  New York State Dorm Authority Revenue State
       University Educational Facilities - Series B
       4.75% 5/15/28                                        500,000         472,610
                                                                       ------------
                                                                            964,894
                                                                       ------------
  HOSPITAL REVENUE BONDS - 8.39%
  New York State Dorm Authority Revenue
       Mental Health - Series D 5.90% 2/15/12               250,000         273,175
  New York State Dorm Authority Revenue
       Millard Fillmore Hospital (AMBAC) 5.375%
       2/1/32                                               450,000         459,860
  New York State Medical Care Facility Finance
       Agency Revenue - Mental Health 7.70%
       2/15/18                                              145,000         148,746
                                                                       ------------
                                                                            881,781
                                                                       ------------
  HOUSING REVENUE BONDS - 8.34%
  New York State Dorm Authority Revenues
       Chapel Oaks Inc. LOC Allied Irish Bank
       5.45% 7/1/26                                         450,000         460,611
  New York State Mortgage Agency Revenue
       Homeowner Mortgage Series BB2 (FHA)
       7.85% 10/1/08                                        410,000         415,129
                                                                       ------------
                                                                            875,740
                                                                       ------------
  INDUSTRIAL DEVELOPMENT REVENUE BONDS - 8.95%
  New York City Industrial Development Agency
       Brooklyn Navy Yard Cogen Partners 5.75%
       10/1/36 (AMT)                                        450,000         465,030
  New York City Industrial Development Agency
       Northwest Airlines 6.00% 6/1/27 (AMT)                450,000         474,755
                                                                       ------------
                                                                            939,785
                                                                       ------------
  LEASE REVENUE BONDS - 5.23%
  New York State Thruway Authority Service Contract
       Revenue - Local Highway & Bridge 6.25%
       4/1/14                                               500,000         548,970
                                                                       ------------
                                                                            548,970
                                                                       ------------
  PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 30.41%
  Municipal Assistance Corporation For the City of
       New York 7.625% 7/1/08-99                            250,000         263,245
  New York City General Obligation Series F 8.25%
       11/15/17-01                                          690,000         791,485
  New York State Dorm Authority Revenue Pooled
       Capital Program (FGIC) 7.80% 12/1/05-98              561,000         576,310
  New York State Local Government Assistance
       Corporation Series B 7.50% 4/1/20-01                 600,000         666,144
  New York State Urban Development Corporation
       Revenue Correctional Facilities 7.375%
       1/1/18-02                                            600,000         676,595
  United Nations Development Corporation Senior Lien
       Series A 6.00% 7/1/12-03                             200,000         221,160
                                                                       ------------
                                                                          3,194,939
                                                                       ------------
  TERRITORIAL REVENUE BONDS - 14.07%
  Puerto Rico Commonwealth Highway & Transportation
       Authority Highway Revenue Series Y 5.50%
       7/1/36                                               475,000         509,765
  Puerto Rico Electric Power Authority Series EE 4.75%
       7/1/24                                               800,000         765,528
  Puerto Rico Public Building Authority Revenue
       Guaranteed Government Facilities Series B
       5.25% 7/1/21                                         200,000         202,790
                                                                       ------------
                                                                          1,478,083
                                                                       ------------
  TRANSPORTATION REVENUE BONDS - 6.49%
  Metropolitan Transportation Authority New York
       Service Contract - Commuter Facilities Series 0
       5.75% 7/1/13                                         400,000         441,300
  Metropolitan Transportation Authority New York
       Transit Facilities Series B 4.75% 7/1/26             250,000         240,283
                                                                       ------------
                                                                            681,583
                                                                       ------------
  WATER & SEWER REVENUE BONDS - 4.58%
  New York City Municipal Water Finance Authority -
       Water & Sewer System Revenue Series B
       5.75% 6/15/29                                        450,000         481,217
                                                                       ------------
                                                                            481,217
                                                                       ------------
  Total Municipal Bonds (cost $9,767,815)                                10,503,576
                                                                       ------------

                                                           NUMBER OF
                                                            SHARES
                                                         ------------
  SHORT-TERM INVESTMENTS - 3.04%
  Norwest Advantage Municipal Money Market Fund             319,130         319,130
                                                                       ------------
  Total Short-Term Investments (cost $319,130)                              319,130
                                                                       ------------

  TOTAL MARKET VALUE OF SECURITIES OWNED - 103.02%
       (COST $10,086,945)                                              $ 10,822,706

  LIABILITIES NET OF RECEIVABLES
       AND OTHER ASSETS - (3.02%)                                          (317,673)
                                                                       ------------

  NET ASSETS APPLICABLE TO 984,808 SHARES
       ($.01 PAR VALUE) OUTSTANDING - 100%                             $ 10,505,033
                                                                       ============

  NET ASSET VALUE - TAX-FREE NEW YORK FUND A CLASS
       ($9,977,768 / 935,283 SHARES)                                         $10.67
                                                                             ======

  NET ASSET VALUE - TAX-FREE NEW YORK FUND B CLASS
       ($469,326 / 44,081 SHARES)                                            $10.65
                                                                             ======

  NET ASSET VALUE - TAX-FREE NEW YORK FUND C CLASS
       ($57,939 / 5,444 SHARES)                                              $10.64
                                                                             ======
-------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
LOC - Letter of Credit

  COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
  Common stock, $.01 par value, 100,000,000,000 shares
       authorized to the Fund with 10,000,000,000 shares
       allocated to Tax-Free New York Fund A Class,
       10,000,000,000 shares allocated to Tax-Free
       New York Fund B Class, and 10,000,000,000
       shares allocated to Tax-Free New York Fund C Class               $ 9,752,364
  Accumulated net realized gain on investments                               16,908
  Net unrealized appreciation of investments                                735,761
                                                                       ------------
  Total Net Assets                                                      $10,505,033
                                                                       ============
-------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

  NET ASSETS VALUE AND OFFERING PRICE
       FOR TAX-FREE NEW YORK FUND A CLASS
  Net asset value per share (A)                                              $10.67
  Sales charge (3.75% of offering price or 3.94% of
       amount invested per share)(B)                                           0.42
                                                                             ------
  Offering price                                                             $11.09
                                                                             ======
-------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free New York Fund A Class.

See accompanying notes






STATEMENTS OF OPERATIONS

             VOYAGEUR INVESTMENT     VOYAGEUR INVESTMENT         VOYAGEUR MUTUAL
                   TRUST                    TRUST                   FUNDS, INC.
                  TAX-FREE                TAX-FREE                   TAX-FREE
               FLORIDA FUND          FLORIDA INSURED FUND         NEW YORK FUND
           --------------------     ----------------------     --------------------
           EIGHT MONTHS    YEAR      EIGHT MONTHS     YEAR       EIGHT MONTHS  YEAR
              ENDED       ENDED         ENDED        ENDED         ENDED      ENDED
             8/31/98    12/31/97       8/31/98     12/31/97       8/31/98   12/31/97
INVESTMENT
 INCOME:
Interest     $441,543    $486,852   $5,880,971  $10,294,492      $409,036    $656,851
          ----------- -----------  -----------  -----------   ----------- -----------

EXPENSES:
Management
 fees          39,404      39,943      529,873      876,745        33,403      47,095
Distribution
 expense       34,707      31,463      282,514      209,208        18,510      26,611
Dividend
 disbursing
 and transfer
 agent fees
 and expenses   6,096      10,902       84,767      167,231         8,725      17,278
Registration
 fees             672       1,480       19,930       13,539         4,505      10,422
Reports and
 statements
 to
 shareholders  12,900       8,289       20,272       56,077         3,840      10,793
Accounting and
 administration 2,112       2,692       44,374       64,529         2,765       3,668
Custodian fees  1,141       5,132       17,500       42,243         1,550       2,422
Professional
 fees             309          13       44,927       20,890           214      19,633
Taxes (other
 than taxes
 on income)        --          --       11,507       15,533         1,600         660
Directors'
 fees             480         585        7,081        4,580           452         587
Other           4,337          --       58,592       55,468         2,847          --
          ----------- -----------  -----------  -----------   ----------- -----------
              102,158     100,499    1,121,337    1,526,043        78,411     139,169
Less
 expenses
 waived or
 absorbed     (43,020)    (43,990)    (188,897)    (109,770)       (9,796)    (38,649)
          ----------- -----------  -----------  -----------   ----------- -----------
Total
 operating
 expenses      59,138      56,509      932,440    1,416,273        68,615     100,520
Interest
 expense           --          --           --           --            85          --
          ----------- -----------  -----------  -----------   ----------- -----------

NET
 INVESTMENT
 INCOME       382,405     430,343    4,948,531    8,878,219       340,336     556,331
          ----------- -----------  -----------  -----------   ----------- -----------

NET
 REALIZED
 AND
 UNREALIZED
 GAIN (LOSS)
 ON INVESTMENTS:
Net realized
 gain on
 investments   17,721      28,365    1,552,120    2,172,843        20,031     187,711
Net change in
 unrealized
 appreciation/
 depreciation
 of
 investments  222,208     380,127      280,912    5,978,357        22,820     (71,772)
          ----------- -----------  -----------  -----------   ----------- -----------

NET REALIZED
 AND
 UNREALIZED
 GAIN
 ON
 INVESTMENTS  239,929     408,492    1,833,032    8,151,200        42,851     115,939
          ----------- -----------  -----------  -----------   ----------- -----------
NET INCREASE
 IN NET
 ASSETS
 RESULTING
 FROM
 OPERATIONS  $622,334    $838,835   $6,781,563  $17,029,419      $383,187    $672,270
          =========== ===========  ===========  ===========   =========== ===========

See accompanying notes






STATEMENTS OF CHANGES IN NET ASSETS

                    VOYAGEUR INVESTMENT                   VOYAGEUR INVESTMENT
                      TRUST TAX-FREE                       TRUST TAX-FREE
                       FLORIDA FUND                      FLORIDA INSURED FUND
             --------------------------------     ----------------------------------
               EIGHT MONTHS  YEAR      YEAR         EIGHT MONTHS    YEAR       YEAR
                 ENDED      ENDED     ENDED           ENDED        ENDED      ENDED
                8/31/98   12/31/97   12/31/96        8/31/98     12/31/97   12/31/96

INCREASE
 IN NET
 ASSETS
 FROM
 OPERATIONS:
Net investment
 income      $  382,405   $  430,343  $  334,925 $  4,948,531   $ 8,878,219 $ 10,796,875
Net realized
 gain (loss)
 on investments  17,721       28,365      (8,936)   1,552,120     2,172,843     (735,445)
Net change in
 unrealized
 appreciation/
 depreciation
 of investments 222,208      380,127     (77,041)     280,912     5,978,357   (4,859,101)
            -----------  ----------- -----------  -----------   -----------  -----------

Net increase
 in net assets
 resulting
 from
 operations     622,334      838,835     248,948    6,781,563    17,029,419    5,202,329
            -----------  ----------- -----------  -----------   -----------  -----------

DISTRIBUTIONS
 TO
 SHAREHOLDERS
 FROM:
Net investment
 income:
     A Class   (296,074)    (330,131)   (284,033)  (4,846,965)   (8,815,981) (10,629,841)
     B Class    (77,237)    (100,213)    (47,151)    (101,566)     (165,230)    (135,565)
     C Class     (9,128)      (3,278)       (466)          --          (200)          --
            -----------  ----------- -----------  -----------   -----------  -----------
               (382,439)    (433,622)   (331,650)  (4,948,531)   (8,981,411) (10,765,406)
            -----------  ----------- -----------  -----------   -----------  -----------

Net realized
 gain on
 investment
 transactions:
     A Class     (4,266)     (11,878)         --           --            --           --
     B Class     (1,470)      (4,598)         --           --            --           --
     C Class       (246)        (239)         --           --            --           --
            -----------  ----------- -----------  -----------   -----------  -----------
                 (5,982)     (16,715)         --           --            --           --
            -----------  ----------- -----------  -----------   -----------  -----------

CAPITAL SHARE
 TRANSACTIONS:
Proceeds from
 shares sold:
     A Class  2,841,918    2,855,133   2,129,354    2,118,858     4,527,089    6,904,605
     B Class  1,428,837    1,142,910   1,541,795      758,358       820,580      741,141
     C Class    419,228      110,984      15,000           --        21,663           --
Net asset value
 of shares
 issued upon
 reinvestment
 of dividends
 from net
 investment
 income and net
 realized gain
 on investment
 transactions:
     A Class    120,860      109,685      91,414    1,398,970     2,516,492    2,820,722
     B Class     14,952       18,887       6,313       34,650        49,154       40,001
     C Class      4,259        2,636         121           --           126           --
            -----------  ----------- -----------  -----------   -----------  -----------
              4,830,054    4,240,235   3,783,997    4,310,836     7,935,104   10,506,469
            -----------  ----------- -----------  -----------   -----------  -----------

Cost of
 shares
 repurchased:
     A Class   (651,778)  (1,502,655)   (781,790)  20,739,783)  (44,980,021) (54,474,488)
     B Class   (814,622)    (213,644)    (30,651)    (582,617)     (333,793)    (315,311)
     C Class    (11,000)          --      (8,392)          --       (22,065)          --
            -----------  ----------- -----------  -----------   -----------  -----------
             (1,477,400)  (1,716,299)   (820,833) (21,322,400)  (45,335,879) (54,789,799)
            -----------  ----------- -----------  -----------   -----------  -----------
Increase
 (decrease)
 in net
 assets
 derived
 from capital
 share
 transactions 3,352,654    2,523,936   2,963,164  (17,011,564)  (37,400,775) (44,283,330)
            -----------  ----------- -----------  -----------   -----------  -----------

NET INCREASE
 (DECREASE)
 IN NET
 ASSETS       3,586,567    2,912,434   2,880,462  (15,178,532)  (29,352,767) (49,846,407)

NET ASSETS:
Beginning of
period       10,323,858    7,411,424   4,530,962  166,040,156   195,392,923  245,239,330
            -----------  -----------  ---------- ------------   ----------- ------------
End of
 period     $13,910,425 $10,323,858   $7,411,424 $150,861,624  $166,040,156 $195,392,923
            ===========  ===========  ========== ============  ============ ============

See accompanying notes






STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                       VOYAGEUR MUTUAL FUNDS, INC.
                                         TAX-FREE NEW YORK FUND
                      ------------------------------------------------------------
                         EIGHT MONTHS     YEAR        THREE MONTHS        YEAR
                           ENDED          ENDED          ENDED           ENDED
                          8/31/98       12/31/97       12/31/96         9/30/96

INCREASE IN NET
 ASSETS FROM
 OPERATIONS:
Net investment income  $  340,336     $  556,331     $  142,633      $  623,153
Net realized gain
 on investments            20,031        187,711         11,285          13,314
Net change in
 unrealized
 appreciation/
 depreciation of
 investments               22,820        (71,772)        (6,168)       (164,569)
                      -----------    -----------    -----------    ------------
Net increase
 in net assets
 resulting from
 operations               383,187        672,270        147,750         471,898
                      -----------    -----------    -----------    ------------

DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
     A Class             (331,533)      (548,002)      (139,837)       (601,484)
     B Class               (7,311)        (8,649)        (3,811)        (13,195)
     C Class               (1,658)        (2,665)          (606)         (2,249)
                      -----------    -----------    -----------    ------------
                         (340,502)      (559,316)      (144,254)       (616,928)
                      -----------    -----------    -----------    ------------

Net realized gain on
 investment
 transactions:
     A Class               (9,366)      (154,974)       (37,358)        (16,591)
     B Class                 (428)        (2,715)          (921)           (396)
     C Class                  (54)          (902)          (191)            (73)
                      -----------    -----------     ----------    ------------
                           (9,848)      (158,591)       (38,470)        (17,060)
                      -----------    -----------    -----------    ------------

CAPITAL SHARE
 TRANSACTIONS:
Proceeds from shares
 sold:
     A Class              750,401        657,442         12,100         252,630
     B Class              308,323         72,748         69,592         175,631
     C Class                   --             --             --              --
Net asset value of
 shares issued upon
 reinvestment
 of dividends from
 net investment income
 and net
 realized gain on
 investment
 transactions:
     A Class              255,096        574,581        103,103         482,791
     B Class                6,080         10,758          3,436          10,597
     C Class                1,717          3,708            591           2,322
                      -----------    -----------    -----------     -----------
                        1,321,617      1,319,237        188,822         923,971
                      -----------    -----------    -----------     -----------
Cost of shares
 repurchased:
     A Class             (619,981)    (1,671,287)      (584,980)     (1,960,805)
     B Class              (15,315)      (167,603)      (266,224)             --
     C Class                   --           (236)           (76)             --
                      -----------    -----------    -----------     -----------
                         (635,296)    (1,839,126)      (851,280)     (1,960,805)
                      -----------    -----------    -----------     -----------
Increase (decrease)
 in net assets
 derived from capital
 share transactions       686,321       (519,889)      (662,458)     (1,036,834)
                      -----------    -----------    -----------     -----------

NET INCREASE
 (DECREASE) IN NET
 ASSETS                   719,158       (565,526)      (697,432)     (1,198,924)

NET ASSETS:
Beginning of period     9,785,875     10,351,401     11,048,833      12,247,757
                      -----------    -----------    -----------     -----------
End of period         $10,505,033    $ 9,785,875    $10,351,401     $11,048,833
                      ===========    ===========    ===========     ===========
See accompanying notes






FINANCIAL HIGHLIGHTS
August 31, 1998

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                        VOYAGEUR INVESTMENT TRUST
                                     TAX-FREE FLORIDA FUND - A CLASS
                             -----------------------------------------------
                                                               PERIOD FROM
                             EIGHT MONTHS    YEAR      YEAR      3/2/952
                               ENDED       ENDED      ENDED        TO
                             8/31/981    12/31/974  12/31/96    12/31/95
Net asset value,
beginning of period          $11.020      $10.520     $10.730     $10.000

Income from investment
operations:
  Net investment income        0.374        0.591       0.590       0.470
  Net realized and unrealized
  gain (loss) on investments   0.215        0.523      (0.210)      0.750
                          ----------   ----------  ----------  ----------
  Total from investment
  operations                   0.589        1.114       0.380       1.220
                          ----------   ----------  ----------  ----------

Less dividends and
  distributions:
  Dividends from net
  investment income           (0.374)      (0.594)     (0.590)     (0.470)
  Distributions from net
  realized gain on
  investment transactions     (0.005)      (0.020)         --      (0.020)
                          ----------   ----------  ----------  ----------
  Total dividends and
  distributions               (0.379)      (0.614)     (0.590)     (0.490)
                          ----------   ----------  ----------  ----------
Net asset value, end of
  period                     $11.230      $11.020     $10.520     $10.730
                          ----------   ----------  ----------  ----------

Total Return3                  5.44%       10.93%       3.74%      12.49%

Ratios and supplemental
  data:
  Net assets, end of period
  (000 omitted)               $9,988       $7,506      $5,761      $4,421
  Ratio of expenses to
  average net assets           0.55%        0.56%       0.33%       0.32%5
  Ratio of expenses to
  average net assets prior
  to expense limitation        1.10%        1.11%       1.25%       1.25%5
  Ratio of net investment
  income to average net
  assets                       4.92%        5.53%       5.66%       5.26%5
  Ratio of net investment
  income to average net
  assets prior to expense
  limitation                   4.37%        4.98%       4.74%       4.33%5
Portfolio turnover               20%          19%         70%         64%


                                        VOYAGEUR INVESTMENT TRUST
                                     TAX-FREE FLORIDA FUND - B CLASS
                             -----------------------------------------------
                                                                PERIOD FROM
                             EIGHT MONTHS     YEAR       YEAR    9/15/952
                                ENDED        ENDED      ENDED       TO
                              8/31/981     12/31/974   12/31/96  12/31/95
Net asset value,
beginning of period           $11.030      $10.530      $10.730     $10.370

Income from investment
operations:
  Net investment income         0.318        0.527        0.560       0.150
  Net realized and unrealized
  gain (loss) on investments    0.215        0.531       (0.200)      0.380
                           ----------   ----------   ----------  ----------
  Total from investment
  operations                    0.533        1.058        0.360       0.530
                           ----------   ----------   ----------  ----------

Less dividends and
  distributions:
  Dividends from net
  investment income            (0.318)      (0.538)      (0.560)     (0.150)
  Distributions from net
  realized gain on
  investment transactions      (0.005)      (0.020)          --      (0.020)
                           ----------   ----------   ----------  ----------
  Total dividends and
  distributions                (0.323)      (0.558)      (0.560)     (0.170)
                           ----------   ----------   ----------  ----------
Net asset value, end of
  period                      $11.240      $11.030      $10.530     $10.730
                           ----------   ----------   ----------  ----------

Total Return3                   4.91%       10.35%        3.51%       5.10%

Ratios and supplemental
  data:
  Net assets, end of period
  (000 omitted)                $3,368       $2,685       $1,635        $101
  Ratio of expenses to
  average net assets            1.30%        1.10%        0.76%       0.44%5
  Ratio of expenses to
  average net assets prior
  to expense limitation         1.85%        1.65%        2.00%       2.00%5
  Ratio of net investment
  income to average net
  assets                        4.17%        4.99%        5.23%       4.88%5
  Ratio of net investment
  income to average net
  assets prior to expense
  limitation                    3.62%        4.44%        3.99%       3.32%5
  Portfolio turnover              20%          19%          70%         64%
------------------------
1 Ratios have been annualized and total return has not been annualized.
2 Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers,
  Inc. as the Fund's investment manager.
5 Annualized

See accompanying notes






FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                            VOYAGEUR INVESTMENT TRUST
                                        TAX-FREE FLORIDA FUND - C CLASS
                                   ----------------------------------------
                                                                       PERIOD FROM
                          EIGHT MONTHS        YEAR         YEAR          4/22/952
                             ENDED           ENDED         ENDED            TO
                           8/31/981        12/31/974     12/31/96        12/31/95
Net asset value,
beginning of period        $11.020         $10.520       $10.730         $10.200

Income from investment
  operations:
     Net investment income   0.318           0.511         0.370           0.330
     Net realized and
     unrealized gain (loss)
     on investments          0.225           0.521        (0.210)          0.560
                      ------------    ------------  ------------    ------------
     Total from
     investment
     operations              0.543           1.032         0.160           0.890
                      ------------    ------------  ------------    ------------

Less dividends and
  distributions:
     Dividends from
     net investment
     income                 (0.318)         (0.512)       (0.370)         (0.340)
     Distributions
     from net realized
     gain on investment
     transactions           (0.005)         (0.020)           --          (0.020)
                      ------------    ------------  ------------    ------------
     Total dividends
     and distributions      (0.323)         (0.532)       (0.370)         (0.360)
                      ------------    ------------  ------------    ------------

Net asset value,
  end of period            $11.240         $11.020       $10.520         $10.730
                      ============    ============  ============    ============

Total Return3                5.01%          10.09%         2.97%           8.88%

Ratios and supplemental
     data:
     Net assets, end
     of period (000
     omitted)                 $554            $133           $16              $9
     Ratio of expenses
     to average net assets   1.30%           1.31%         1.15%           1.11%5
     Ratio of expenses to
     average net assets
     prior to expense
     limitation              1.85%           1.86%         2.00%           2.00%5
     Ratio of net
     investment income
     to average net assets   4.17%           4.78%         4.83%           4.57%5
     Ratio of net investment
     income to average net
     assets prior to expense
     limitation              3.62%           4.23%         3.98%           3.68%5
     Portfolio turnover        20%             19%           70%             64%
------------------------
1 Ratios have been annualized and total return has not been annualized.
2 Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers,
  Inc. as the Fund's investment manager.
5 Annualized

See accompanying notes






FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                          VOYAGEUR INVESTMENT TRUST
                                    TAX-FREE FLORIDA INSURED FUND - A CLASS
                   -------------------------------------------------------------------
                   EIGHT MONTHS   YEAR      YEAR       YEAR     TWO MONTHS     YEAR
                      ENDED      ENDED     ENDED      ENDED       ENDED       ENDED
                    8/31/981   12/31/973  12/31/96   12/31/95   12/31/94     10/31/94
Net asset value,
  beginning of
  period            $11.240     $10.710   $10.940    $9.520      $9.640       $11.150

Income from
  investment
  operations:
     Net
     investment
     income           0.355       0.548     0.530     0.540       0.100         0.550
     Net realized
     and
     unrealized
     gain (loss)
     on investments   0.130       0.536    (0.230)    1.440      (0.120)       (1.460)
                  ---------   --------- --------- --------- -----------   -----------
     Total from
     investment
     operations       0.485       1.084     0.300     1.980      (0.020)       (0.910)
                  ---------   --------- --------- --------- -----------   -----------

Less dividends
  and distributions:
    Dividends
    from net
    investment
    income           (0.355)     (0.554)   (0.530)   (0.560)     (0.090)       (0.540)
    Distributions
    from net
    realized gain
    on investment
    transactions         --          --        --        --      (0.010)       (0.060)
                  ---------   --------- --------- --------- -----------   -----------
     Total
     dividends
     and
     distributions   (0.355)     (0.554)   (0.530)   (0.560)     (0.100)       (0.600)
                  ---------   --------- --------- --------- -----------   -----------
Net asset value,
  end of period     $11.370     $11.240   $10.710   $10.940      $9.520        $9.640
                  =========   ========= ========= =========   =========     =========

Total Return2         4.38%      10.42%     2.90%    21.22%      (0.11%)       (8.38%)

Ratios and
  supplemental
  data:
     Net assets,
     end of
     period
     (000
     omitted)      $146,659    $162,097  $192,171  $242,425    $240,228      $259,702
     Ratio of
     expenses to
     average net
     assets           0.87%       0.79%     0.73%     0.51%       0.20%4        0.44%
     Ratio of
     expenses to
     average net
     assets prior
     to expense
     limitation       1.05%       0.85%     0.96%     0.95%       1.06%4        0.96%
     Ratio of net
     investment
     income to
     average net
     assets           4.72%       5.07%     5.02%     5.24%       6.24%4        5.24%
     Ratio of net
     investment
     income to
     average net
     assets prior to
     expense
     limitation       4.54%       5.01%     4.79%     4.80%       5.38%4        4.72%
     Portfolio turnover 13%         15%       57%      101%          3%           49%
---------------------------
1 Ratios have been annualized and total return has not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers,
  Inc. as the Fund's investment manager.
4 Annualized

See accompanying notes






FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                         VOYAGEUR INVESTMENT TRUST
                                  TAX-FREE FLORIDA INSURED FUND - B CLASS
                  --------------------------------------------------------------------
                                                                             PERIOD
                                                                              FROM
                   EIGHT MONTHS   YEAR      YEAR       YEAR     TWO MONTHS  3/11/942
                      ENDED      ENDED     ENDED      ENDED       ENDED        TO
                    8/31/981   12/31/973  12/31/96   12/31/95   12/31/94    10/31/94
Net asset value,
  beginning of
  period            $11.230    $10.710   $10.940     $9.520      $9.630      $10.640
                  ---------  --------- ---------  --------- -----------  -----------
Income from
  investment
  operations:
     Net investment
     income           0.299      0.477     0.480      0.500       0.090        0.310
     Net realized
     and unrealized
     gain (loss) on
     investments      0.139      0.523    (0.230)     1.440      (0.110)      (1.010)
                  ---------  --------- ---------  --------- -----------  -----------
     Total from
     investment
     operations       0.438      1.000     0.250      1.940      (0.020)      (0.700)
                  ---------  --------- ---------  --------- -----------  -----------

Less dividends and
  distributions:
     Dividends
     from net
     investment
     income          (0.298)    (0.480)   (0.480)    (0.520)     (0.080)      (0.300)
     Distributions
     from net
     realized gain
     on investment
     transactions        --         --        --         --      (0.010)      (0.010)
                  ---------  --------- ---------  --------- -----------  -----------
     Total
     dividends and
     distributions   (0.298)    (0.480)   (0.480)    (0.520)     (0.090)      (0.310)
                  ---------  --------- ---------  --------- -----------  -----------
Net asset value,
  end of period     $11.370    $11.230   $10.710    $10.940      $9.520       $9.630
                  =========  ========= =========  =========   =========    =========

Total Return3         3.95%      9.58%     2.40%     20.76%      (0.03%)      (6.69%)

Ratios and
  supplemental data:
     Net assets,
     end of period
     (000 omitted)   $4,202     $3,943    $3,222     $2,814      $1,477       $1,135
     Ratio of
     expenses to
     average net
     assets           1.62%      1.46%     1.24%      0.89%       0.59%5       1.00%5
     Ratio of
     expenses to
     average net
     assets prior
     to expense
     limitation       1.80%      1.52%     1.72%      1.68%       1.81%5       1.28%5
     Ratio of net
     investment
     income to
     average net
     assets           3.97%      4.40%     4.51%      4.80%       5.68%5       4.63%5
     Ratio of net
     investment
     income to
     average net
     assets prior
     to expense
     limitation       3.79%      4.34%     4.03%      4.01%       4.46%5       4.35%5
     Portfolio
     turnover           13%        15%       57%       101%          3%          49%
---------------------------
1 Ratios have been annualized and total return has not been annualized.
2 Commencement of operations.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers,
  Inc. as the Fund's investment manager.
5 Annualized

  For the period September 29, 1997 through December 18, 1997 Florida Insured Fund C
  Class sold shares which were subsequently repurchased.  At August 31, 1998, there were no shares outstanding. This shareholder activity is not being disclosed in the
  Highlights due to its immateriality.

See accompanying notes







FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                          VOYAGEUR MUTUAL FUNDS, INC.
                                       TAX-FREE NEW YORK FUND - A CLASS
                              ------------------------------------------------
                              EIGHT MONTHS     YEAR        YEAR         YEAR
                                 ENDED        ENDED       ENDED        ENDED
                               8/31/981     12/31/974   12/31/962     9/30/96
Net asset value,
beginning of period            $10.640       $10.690     $10.720      $10.870
                             ---------     ---------   ---------    ---------

Income from investment
  operations:
     Net investment income       0.362         0.603       0.120        0.550
     Net realized and unrealized
     gain (loss) on investments  0.040         0.128       0.010       (0.130)
                             ---------     ---------   ---------    ---------
     Total from investment
     operations                  0.402         0.731       0.130        0.420
                             ---------     ---------   ---------    ---------

Less dividends and
  distributions:
     Dividends from net
     investment income          (0.362)       (0.606)     (0.120)      (0.550)
     Distributions from net
     realized gain on
     investment transactions    (0.010)       (0.175)     (0.040)      (0.020)
                             ---------     ---------   ---------    ---------
     Total dividends and
     distributions              (0.372)       (0.781)     (0.160)      (0.570)
                             ---------     ---------   ---------    ---------
Net asset value, end of
  period                       $10.670       $10.640     $10.690      $10.720
                             =========     =========   =========    =========

Total Return3                    3.85%         7.09%       1.21%        3.94%

Ratios and supplemental data:
     Net assets, end of
     period (000 omitted)       $9,978        $9,563     $10,044      $10,548
     Ratio of expenses to
     average net assets          1.00%         1.00%       0.97%5       1.34%
     Ratio of expenses to
     average net assets
     prior to expense
     limitation                  1.15%         1.39%       1.12%5       1.55%
     Ratio of net investment
     income to average net
     assets                      5.12%         5.66%       5.31%5       5.14%
     Ratio of net investment
     income to average net
     assets prior to expense
     limitation                  4.97%         5.27%       5.16%5       4.93%
     Portfolio turnover            21%           30%          5%          12%


                                          VOYAGEUR MUTUAL FUNDS, INC.
                                       TAX-FREE NEW YORK FUND - A CLASS
                              ------------------------------------------------
                                       YEAR       THREE MONTHS    YEAR
                                       ENDED         ENDED        ENDED
                                     9/30/95        9/30/94      6/30/94
Net asset value,
  beginning of period                $10.740        $10.810      $11.510

Income from investment
  operations:
  Net investment income                0.570          0.150        0.620
  Net realized and unrealized
  gain (loss) on investments           0.170         (0.060)      (0.540)
                                 -----------    -----------  -----------
  Total from investment
     operations                        0.740          0.090        0.080
                                 -----------    -----------  -----------
  Less dividends and
  distributions:
  Dividends from net
     investment income                (0.590)        (0.160)      (0.620)
  Distributions from net
     realized gain on
     investment transactions          (0.020)            --       (0.160)
                                 -----------    -----------  -----------
  Total dividends and
     distributions                    (0.610)        (0.160)      (0.780)
                                 -----------    -----------  -----------
Net asset value, end of
  period                             $10.870        $10.740      $10.810
                                 ===========    ===========  ===========

Total Return3                          7.31%          0.79%        0.63%

Ratios and supplemental data:
     Net assets, end of
     period (000 omitted)            $11,931        $12,797      $12,851
     Ratio of expenses to
     average net assets                1.31%          1.09%5       0.99%
     Ratio of expenses to
     average net assets
     prior to expense
     limitation                        1.82%          1.09%5       1.09%
     Ratio of net investment
     income to average net
     assets                            5.66%          5.74%5       5.55%
     Ratio of net investment
     income to average net
     assets prior to expense
     limitation                        5.15%          5.74%5       5.45%
     Portfolio turnover                  10%             0%           4%
---------------------------
1 Ratios have been annualized and total return has not been annualized.
2 Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund
  Managers, Inc..
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
4 Commencing May 1, 1997, Delaware Management Company replaced
  Voyageur Fund Managers, Inc. as the Fund's investment manager.
5 Annualized

See accompanying notes






FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                      VOYAGEUR MUTUAL FUNDS, INC.
                                   TAX-FREE NEW YORK FUND - B CLASS
                   --------------------------------------------------------------
                                                                      PERIOD FROM
                    EIGHT MONTHS    YEAR     THREE MONTHS     YEAR     11/14/942
                       ENDED       ENDED        ENDED        ENDED        TO
                     8/31/981    12/31/975    12/31/963     9/30/96     9/30/95
Net asset value,
  beginning of period $10.610      $10.650      $10.690     $10.840     $10.340

Income from
  investment
  operations:
     Net investment
     income             0.311        0.524        0.100       0.470       0.430
     Net realized
     and unrealized
     gain (loss) on
     investments        0.049        0.136           --      (0.130)      0.540
                    ---------    ---------    ---------   ---------   ---------
     Total from
     investment
     operations         0.360        0.660        0.100       0.340       0.970
                    ---------    ---------    ---------   ---------   ---------

Less dividends and
  distributions:
     Dividends from
     net investment
     income            (0.310)      (0.525)      (0.100)     (0.470)     (0.450)
     Distributions
     from net
     realized gain
     on investment
     transactions      (0.010)      (0.175)      (0.040)     (0.020)     (0.020)
                    ---------    ---------    ---------   ---------   ---------
     Total dividends
     and distributions (0.320)      (0.700)      (0.140)     (0.490)     (0.470)
                    ---------    ---------    ---------   ---------   ---------
Net asset value,
  end of period       $10.650      $10.610      $10.650     $10.690     $10.840
                    =========    =========    =========   =========   =========

Total Return4           3.44%        6.39%        0.95%       3.14%       9.46%

Ratios and
  supplemental data:
     Net assets,
     end of period
     (000 omitted)       $469         $167         $254        $448        $266
     Ratio of expenses
     to average net
     assets             1.75%        1.75%        1.87%6      2.09%       2.09%6
     Ratio of expenses
     to average net
     assets prior to
     expense limitation 1.90%        2.14%        2.00%6      2.30%       2.60%6
     Ratio of net
     investment income
     to average net
     assets             4.37%        4.91%        4.43%6      4.39%       4.68%6
     Ratio of net
     investment income
     to average net
     assets prior to
       expense
       limitation       4.22%        4.52%        4.30%6      4.18%       4.17%6
     Portfolio turnover   21%          30%           5%         12%         10%
---------------------------
1 Ratios have been annualized and total return has not been annualized.
2 Commencement of operations.
3 Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
5 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers,
  Inc. as the Fund's investment manager.
6 Annualized

See accompanying notes






FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                      VOYAGEUR MUTUAL FUNDS, INC.
                                   TAX-FREE NEW YORK FUND - C CLASS
                   --------------------------------------------------------------
                                                                      PERIOD FROM
                    EIGHT MONTHS    YEAR     THREE MONTHS     YEAR     11/14/942
                       ENDED       ENDED        ENDED        ENDED        TO
                     8/31/981    12/31/975    12/31/963     9/30/96     9/30/95
Net asset value,
  beginning of period $10.610      $10.660      $10.700     $10.850     $10.790

Income from
  investment
  operations:
     Net investment
     income             0.308        0.522        0.100       0.470       0.210
     Net realized and
     unrealized gain
     (loss) on
     investments        0.042        0.128           --      (0.130)      0.060
                    ---------    ---------    ---------   ---------   ---------
     Total from
     investment
     operations         0.350        0.650        0.100       0.340       0.270
                    ---------    ---------    ---------   ---------   ---------

Less dividends and
  distributions:
     Dividends from
     net investment
     income            (0.310)      (0.525)      (0.100)     (0.470)     (0.210)
     Distributions
     from net realized
     gain on
     investment
     transactions      (0.010)      (0.175)      (0.040)     (0.020)         --
                    ---------    ---------    ---------   ---------   ---------
     Total dividends
     and
     distributions     (0.320)      (0.700)      (0.140)     (0.490)     (0.210)
                    ---------    ---------    ---------   ---------   ---------
Net asset value,
  end of period       $10.640      $10.610      $10.660     $10.700     $10.850
                    =========    =========    =========   =========   =========

Total Return4           3.35%        6.29%        0.95%       3.14%       2.54%

Ratios and
  supplemental data:
     Net assets,
     end of period
     (000 omitted)        $58          $56          $53         $52         $51
     Ratio of expenses
     to average net
     assets             1.75%        1.75%        1.84%6      2.09%       2.09%6
     Ratio of expenses
     to average net
     assets prior to
     expense limitation 1.90%        2.14%        2.00%6      2.30%       2.60%6
     Ratio of net
     investment income
     to average net
     assets             4.37%        4.91%        4.45%6      4.39%       4.44%6
     Ratio of net
     investment income
     to average net
     assets prior to
       expense
       limitation       4.22%        4.52%        4.29%6      4.18%       3.93%6
     Portfolio turnover   21%          30%           5%         12%         10%
---------------------------
1 Ratios have been annualized and total return has not been annualized.
2 Commencement of operations.
3 Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
5 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers,
  Inc. as the Fund's investment manager.
6 Annualized

See accompanying notes




NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998

Delaware-Voyageur Tax-Free Florida Fund ("Tax-Free Florida Fund") and Delaware-Voyageur Tax-Free Florida Insured Fund ("Tax-Free Florida Insured Fund"), series of the Voyageur Investment Trust (each referred to as a "Fund" or collectively as the "Funds") are Massachusetts business trusts registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. The Tax-Free Florida Fund is registered as a non-diversified fund. The Tax-Free Florida Insured Fund is registered as a diversified fund. Delaware-Voyageur Tax-Free New York Fund ("Tax-Free New York Fund"), a series of Voyageur Mutual Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Tax-Free Florida Fund seeks high current income free from both federal income taxes and state intangibles tax by investing in investment grade municipal bonds. The Tax-Free Florida Insured Fund seeks high current income free from both federal income taxes and state intangibles tax with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free New York Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Funds each offer three classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a deferred sales charge and the C Class carries a level load deferred sales charge.

The Funds have changed their fiscal year ends from December 31 to August 31 to match the fiscal year of Delaware Investment's National Municipal Bond Funds.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing and accounting and administration service agent for the Funds. DMC, DDLP, and DSC assumed these services under substantially similar fee structures that were in effect prior to the acquisition.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay DMC, the Investment Manager of each Fund, an annual fee, which is calculated daily on the net assets of each Fund.

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses do not exceed the following percentages of average daily net assets through August 31, 1998.

                             TAX-FREE    TAX-FREE FLORIDA    TAX-FREE
                           FLORIDA FUND   INSURED FUND     NEW YORK FUND
                           ------------   ------------     ------------
Management fee as a
  percentage of average
  daily net assets
  (per annum)                 0.50%          0.50%             0.50%
Operating expense
  limitation as a
  percentage of average
  daily net assets
  (per annum)                 0.31%          0.62%*            0.75%

* Prior to May 1, 1998, such expenses were limited to 0.64% for Tax-Free Florida Insured Fund.

The Funds have engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for each Fund. Each Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On August 31, 1998, the Funds had payables to affiliates as follows:

                             TAX-FREE    TAX-FREE FLORIDA    TAX-FREE
                           FLORIDA FUND   INSURED FUND     NEW YORK FUND
                           ------------   ------------     ------------
Investment Management fees
     payable to DMC.          $  --         $48,100           $1,001
Dividend disbursing,
     transfer agent
     fees, accounting
     services and other
     expenses payable
     to DSC                   1,130          14,675            1,283
Other expenses payable
     to DMC and affiliates    5,580          46,111            2,873

Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Fund.

DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                             TAX-FREE    TAX-FREE FLORIDA    TAX-FREE
                           FLORIDA FUND   INSURED FUND     NEW YORK FUND
                           ------------   ------------     ------------
Eight months ended
     August 31, 1998          $7,799         $7,037           $2,123
Eight months ended
     December 31, 1997         3,121          9,044            1,182

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

4. Investments
During the eight months ended August 31, 1998, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                           TAX-FREE    TAX-FREE FLORIDA    TAX-FREE
                         FLORIDA FUND   INSURED FUND     NEW YORK FUND
                         ------------   ------------     ------------
Purchases                 $4,798,044    $13,392,770       $1,905,794
Sales                      1,583,118     26,699,495        1,382,134

At August 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                           TAX-FREE    TAX-FREE FLORIDA    TAX-FREE
                         FLORIDA FUND   INSURED FUND     NEW YORK FUND
                         ------------   ------------     ------------
Cost of Investments       $13,484,792   $136,022,408      $10,086,945
                         ============   ============     ============
Aggregate unrealized
     appreciation             740,580     13,607,270          735,761
Aggregate unrealized
     depreciation                  --             --               --
                         ------------   ------------     ------------
Net unrealized
     appreciation        $    740,580   $ 13,607,270     $    735,761
                         ============   ============     ============

For federal income tax purposes as of August 31, 1998, Tax-Free Florida Insured Fund had a capital loss carryover of $9,830,861 that will expire in 2003 through 2004.





5. Capital Stock
Transactions in capital stock shares were as follows:

                                TAX-FREE                    TAX-FREE FLORIDA
                              FLORIDA FUND                     INSURED FUND
                      --------------------------      -----------------------------
                      EIGHT                           EIGHT
                     MONTHS      YEAR       YEAR      MONTHS        YEAR       YEAR
                     ENDED      ENDED      ENDED      ENDED        ENDED      ENDED
                    8/31/98   12/31/97   12/31/96    8/31/98     12/31/97   12/31/96
                    -------   --------   --------    -------     --------   --------
Shares sold:
     A Class       256,196    264,535    203,132     187,745      417,805    647,757
     B Class       128,599    105,990    148,113      67,195       76,153     69,745
     C Class        37,815     10,329      1,479          --        1,960         --

Shares issued
    upon
    reinvestment of
    dividends from net
    investment income
    and net realized
    gains on
    investment
    transactions:
     A Class        10,894     10,263      8,770     123,895      231,868    265,652
     B Class         1,346      1,765        607       3,070        4,520      3,772
     C Class           384        243         11          --           11         --
                ---------- ---------- ----------  ----------   ---------- ----------
                   435,234    393,125    362,112     381,905      732,317    986,926
                ---------- ---------- ----------  ----------   ---------- ----------

Shares repurchased:
     A Class       (58,717)  (141,380)   (76,595) (1,839,015)  (4,163,715)(5,135,342)
     B Class       (73,617)   (19,696)    (2,879)    (51,692)     (30,565)   (29,908)
     C Class          (989)        --       (817)         --       (1,971)        --
                ---------- ---------- ----------  ----------   ---------- ----------
                  (133,323)  (161,076)   (80,291) (1,890,707)  (4,196,251)(5,165,250)
                ---------- ---------- ----------  ----------   ---------- ----------
Net Increase
  (Decrease)       301,911    232,049    281,821  (1,508,802)  (3,463,934)(4,178,324)
                ========== ========== ==========  ==========   ========== ==========


                                                 TAX-FREE
                                              NEW YORK FUND
                              -------------------------------------------------
                            EIGHT                         THREE
                            MONTHS         YEAR           MONTHS          YEAR
                            ENDED          ENDED          ENDED           ENDED
                          8/31/98        12/31/97        12/31/96        9/30/96
                         --------        --------        --------        -------
Shares sold:
     A Class              70,625          61,662           1,014          23,378
     B Class              29,186           6,824           6,492          16,347
     C Class                  --              --              --              --

Shares issued
    upon
    reinvestment of
    dividends from net
    investment income
    and net realized
    gains on
    investment
    transactions:
     A Class              24,015          54,059           9,603          44,599
     B Class                 574           1,014             321             983
     C Class                 162             349              55             216
                      ----------      ----------      ----------      ----------
                         124,562         123,908          17,485          85,523
                      ----------      ----------      ----------      ----------

Shares repurchased:
     A Class             (58,367)       (156,730)        (54,492)       (181,528)
     B Class              (1,444)        (15,960)        (24,803)             --
     C Class                  --             (22)             (7)             --
                      ----------      ----------      ----------      ----------
                         (59,811)       (172,712)        (79,302)       (181,528)
                      ----------      ----------      ----------      ----------
Net Increase
  (Decrease)              64,751         (48,804)        (61,817)        (96,005)
                      ==========      ==========      ==========      ==========



6. Lines of Credit
Committed lines of credit were $500,000 for Tax-Free Florida Fund, $8,800,000 for Tax-Free Florida Insured Fund and $500,000 for Tax-Free New York Fund. No amounts were outstanding at August 31, 1998, or at any time during the fiscal year.

7. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Florida for the Tax-Free Florida Fund and the Tax-Free Florida Insured Fund and in New York for the Tax-Free New York Fund. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect on August 31, 1998.


REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
VOYAGEUR INVESTMENT TRUST - DELAWARE-VOYAGEUR TAX-FREE FLORIDA FUND VOYAGEUR INVESTMENT TRUST - DELAWARE-VOYAGEUR TAX-FREE FLORIDA INSURED FUND
VOYAGEUR MUTUAL FUNDS, INC. - DELAWARE-VOYAGEUR TAX-FREE NEW YORK FUND

We have audited the accompanying statements of net assets of Tax-Free Florida Fund, Tax-Free Florida Insured Fund, and Tax-Free New York Fund (the "Funds") as of August 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1998, and the results of their operations, the changes in their net assets and their financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                  /S/Ernst & Young LLP

Philadelphia, Pennsylvania
October 5, 1998



THIS ANNUAL REPORT IS FOR THE INFORMATION OF TAX-FREE FLORIDA FUND, TAX-FREE FLORIDA INSURED FUND AND TAX-FREE New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by current Prospectuses for Tax-Free Florida Fund, Tax-Free Florida Insured Fund and Tax-Free New York Fund, which set forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read each prospectus carefully before you invest or send money. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



BOARD OF DIRECTORS

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, Pa

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA


AFFILIATED OFFICERS

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA


[GRAPHIC OMITTED: PHOTO OF TWO GLOBES]

directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


When used with prospective investors, this report must be preceded or accompanied by a current Tax-Free Florida Fund, Tax-Free Florida Insured Fund and Tax-Free New York Fund prospectus and the Delaware Investments Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Investments fund, contact your financial adviser or Delaware Investments.


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.


[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]


Printed in the USA
on recycled paper

(1142)
AR-FLNY[8/98]TKO10/98

(copyright) Delaware Distributors, L.P.